PLEDGE AGREEMENT
                    (Borrower and Loan Agreement Guarantors)

     This Pledge Agreement ("Agreement") dated October 25, 1999 is by and among BMC Holdings, LLC ("Borrower"), Brill Media Company, LLC, BMC Holdings, Inc. and Brill Media Management, Inc., each a Virginia corporation or limited liability company (each individually, a "Pledgor" and collectively, the "Pledgors") in favor of Foothill Capital Corporation, a California corporation ("Foothill"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (described below).

                               W I T N E S S E T H

     WHEREAS, Foothill has entered or is about to enter into a Loan and Security Agreement (the "Loan Agreement") with Borrower and the other Pledgors pursuant to which Foothill may make loans and provide other financial accommodations to Borrower; and

     WHEREAS, Pledgors are affiliates of Borrower and as such will derive direct and indirect economic benefits from the making of the loans and other financial accommodations which may be provided to Borrower;

     WHEREAS, Foothill has required as a condition precedent to the extension of credit to the Borrower, that the Pledgors enter into this Agreement to secure their respective obligations under the Loan Agreement; and

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

     All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Pledgor, Borrower and Foothill pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation." An Event of Default shall exist or continue or be continuing until such Event of Default is waived or is cured in a manner satisfactory to Foothill, if such Event of Default is capable of being cured as determined by Foothill. "US Dollars" and the sign "$" mean lawful money of the United States of America. Any accounting term used herein unless otherwise defined in this Agreement shall have the

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meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

     1.1 "Governmental Authority" means any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     1.2 "Issuers" shall have the meaning set forth in Section 2.1 of this Agreement.

     1.3 "Legal Requirements" means all applicable international, foreign, federal, state, provincial and local laws, judgments, decrees, orders, statutes, ordinances, rules, regulations, or Permits.

     1.4 "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     1.5 "LLCs and Partnerships" shall have the meaning set forth in Section 2.1 of this Agreement.

     1.6 "Obligations" shall mean, with respect to each Pledgor its Obligations as defined in the Loan Agreement.

     1.7 "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to any Obligations or who is the owner of any property which is security for the Obligations, other than a Pledgor.

     1.8 "Permits" of a Person shall mean all rights, franchises, permits, authorities, licenses, certificates of approval or authorizations, including licenses and other authorizations issuable by a Governmental Authority, which pursuant to applicable Legal Requirements are necessary to permit such Person lawfully to conduct and operate its business as currently conducted and to own and use its assets.

     1.9 "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.


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     1.10 "Pledged Collateral" shall have the meaning set forth in Section 2.1 of this Agreement.

     1.11 "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and instruments listed on Schedule C hereto.

     1.12 "Pledged Interests" shall have the meaning set forth in Section 2.1 of this Agreement.

     1.13 "Pledged Shares" shall have the meaning set forth in Section 2.1 of this Agreement.

     1.14 "Securities Act" means the Securities Act of 1933 as amended from time to time.

     1.15 "UCC" and "Uniform Commercial Code" shall mean Uniform Commercial Code in effect in Illinois.

SECTION 2. PLEDGE OF STOCK, MEMBERSHIP INTERESTS AND INTERCOMPANY NOTES

     2.1 Pledge. In order to secure prompt repayment of any and all of its Obligations and in order to secure prompt performance by each Pledgor of each of its covenants and duties under the Loan Documents to which it is a party, each Pledgor hereby pledges to Foothill, and grants to Foothill, a security interest in the following collateral (the "Pledged Collateral"):

          (a) the shares of stock (the "Pledged Shares") described in Schedule A hereto next to such Pledgor's name and issued by the corporations listed on Schedule A (the "Issuers") and the certificates representing the Pledged Shares, and all dividends, cash, instruments, chattel paper and other rights, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for such Pledged Shares;

          (b) all additional shares of stock of the Issuers or any of their respective Wholly-Owned Subsidiaries, at any time acquired by such Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares), and all dividends, cash, instruments, chattel paper, and any other rights, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for such shares;

          (c) all membership interests and all partnership interests (the "Pledged Interests") described in Schedule B hereto next to such Pledgor's name with respect to the entities listed on Schedule B (the "LLCs and Partnerships"), and all cash, securities, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests;

          (d) all additional membership interests and all additional partnership interests in any limited liability companies or partnerships that are Wholly-Owned Subsidiaries at any time and from time to time acquired by such Pledgor in any manner, and all cash, securities,


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     distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership and partnership interests;

          (e) all voting rights of such Pledgor with respect to the Pledged Interests as set forth in the applicable operating agreement;

          (f) all other claims of any kind or nature, and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Pledgor against the Issuers or any of their respective Subsidiaries or the LLCs and Partnerships;

          (g) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

          (h) all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness;

          (i) all Negotiable Collateral and any hereafter acquired Negotiable Collateral; and

          (j) all Accommodation Collateral as described on Schedule A-1 hereto.

     2.2 Delivery of Pledged Collateral. Except as otherwise provided in Section
4.2 of the Loan Agreement, all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Foothill pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Foothill. Foothill shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PLEDGORS

     Each Pledgor represents and warrants as follows:

     3.1 As of the Closing Date, Schedule A hereto truly and accurately sets forth the number of the issued and outstanding shares owned by each Pledgor of the capital stock of each of the Issuers and Schedule B hereto truly and accurately sets forth the percentage of the membership interests or partnership interests held by each Pledgor in each of the LLCs and Partnerships. The Pledged Shares constitute 100 percent of the issued and outstanding shares of stock of the Issuers and there are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of any Issuer. The Pledged Interests together with the Pledged


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Interests (as defined in the Manager Subsidiaries General Security and Pledge
Agreement and OPCO Subsidiaries General Security and Pledge Agreement) constitute 100% of the membership interests and partnership interests of the LLCs and Partnerships.

     3.2 The delivery of the Pledged Shares to Foothill pursuant to this Agreement and the filing of the financing statement(s), which have been delivered to Foothill prior to the date hereof, in the offices shown thereon, create a valid and perfected first priority security interest in the Pledged Collateral (other than cash not in the possession of Foothill), securing the payment of such Pledgor's Obligations, subject only to the pledge of the stock of NB II, Inc. to QB Broadcasting and the pledge of the stock of St. Johns Newspapers, Inc. to Rebecca Wood.

     3.3 Except for consents, approvals and authorizations received on or before the date hereof and as required under Section 4.3 hereof, no consent of any other party (including, without limitation, any stockholder or creditor of any Pledgor) and no approval by a Governmental Authority is required either (i) for the pledge by each Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by each Pledgor or (ii) for the exercise by Foothill of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     3.4 None of the Pledged Shares constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

     3.5 No Pledgor owns any share of capital stock of any Wholly-Owned Subsidiary or any directly-owned Unrestricted Subsidiary other than the Issuers and the Unrestricted Subsidiaries described on Schedule A-1 or has a membership interest or partnership interest in any Wholly-Owned Subsidiary or any directly-owned Unrestricted Subsidiary other than the LLCs and Partnerships and the Unrestricted Subsidiaries described on Schedule A-1.

     3.6 Each Pledgor is and will be the sole beneficial owner of its Pledged Collateral, free and clear of any adverse claim and any Lien other than Permitted Liens and the Liens in favor of Foothill under this Agreement and other Loan Documents.

     3.7 Each Pledgor has full power and authority and legal right to grant the security interest in its Pledged Shares and Pledged Interests as provided in this Agreement.

     3.8 Pledged Shares of each Issuer forming part of the Pledged Collateral are and will continue to be validly issued, fully paid and non-assessable.

SECTION 4. VOTING RIGHTS; DIVIDENDS

     4.1 So long as no Event of Default shall have occurred:

          (a) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that


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     each Pledgor shall not exercise or refrain from exercising any such right if such action or inaction would result in an Event of Default under the Loan Agreement.

          (b) Foothill shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (a) above.

     4.2 Subject to Sections 4.3 and 5.3 hereof, upon the occurrence and during the continuation of an Event of Default:

          (a) All rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8.1(a) shall cease upon notice to such Pledgor by Foothill of such Event of Default, and all such rights shall, upon notice by Foothill to the Pledgor, become vested in Foothill who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (b) All cash dividends and other cash distributions paid or payable with respect to any of the Pledged Collateral and any and all instruments and other property (other than cash or checks) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to Foothill to hold as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of Foothill, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Foothill as Pledged Collateral in the same form as so received (with any necessary endorsement).

     4.3 Notwithstanding anything herein to the contrary, to the extent that the prior consent of the FCC shall be required under then-applicable law, Foothill agrees not to exercise the rights granted hereunder to foreclose or otherwise dispose of the Pledged Shares or Pledged Interests unless and until the FCC shall have granted its prior consent with respect thereto. So long as no Event of Default shall have occurred and be continuing, the certificates representing such Pledged Shares or Pledged Interests shall remain in the name of the pledgors thereof and such pledgors shall have and exercise all rights of ownership, including the right to vote such Pledged Shares or Pledged Interests. Upon the occurrence and during the continuance of an Event of Default and following notice being given pursuant to Section 4.2(a) hereof, in addition to the other remedies provided for in this Agreement, Foothill or its nominee shall be entitled, subject to the prior approval of the FCC to the extent required, to transfer to or register the Pledged Shares or Pledged Interests in the name of Foothill or its nominee, and to vote and exercise all of the power of an owner with respect to such Pledged Shares or Pledged Interests.

SECTION 5. EVENTS OF DEFAULT AND REMEDIES

     5.1 Events of Default. The failure of any Pledgor promptly to perform any of its duties or agreements hereunder or under its guarantee or the occurrence or existence and continuation of any Event of Default under the Loan Agreement shall be referred to herein individually as an "Event of Default," and collectively as "Events of Default."


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     5.2 Remedies and Subordination of Subrogation and other Rights. Subject to
Section 10.3 hereof,

          (a) At any time an Event of Default exists or has occurred and is continuing, Foothill shall have all rights and remedies provided in this Agreement, the other Loan Documents, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Pledgor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Foothill hereunder, under any of the other Loan Documents, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Foothill's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by a Pledgor of this Agreement or any of the other Loan Documents. Foothill may, at any time or times, proceed directly against any Pledgor or any Obligor to collect the Obligations without prior recourse to the Collateral.

          (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Foothill may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Foothill (provided, that, upon the occurrence of any Event of Default described in Sections 8.5 and 8.6 of the Loan Agreement, all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of such Collateral or complete processing, manufacturing and repair of all or any portion of such Collateral, (iii) require each Pledgor, at such Pledgor's expense, to assemble and make available to Foothill any part or all of such Collateral at any place and time designated by Foothill, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of such Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Foothill or elsewhere) at such prices or terms as Foothill may deem reasonable, for cash, upon credit or for future delivery, with Foothill having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Pledgor, which right or equity of redemption is hereby expressly waived and released by each Pledgor. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. If any of the Collateral is sold or leased by Foothill upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Foothill. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Foothill to the appropriate Pledgor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Pledgor waives any other notice. Foothill shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Foothill may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place


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to which it was so adjourned. In the event Foothill institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Pledgor waives the posting of any bond which might otherwise be required.

          (c) At any time an Event of Default exists or has occurred and is continuing, Foothill may apply any cash held by Foothill as Pledged Collateral and the cash proceeds of Collateral actually received by Foothill from any sale, lease, foreclosure or other disposition of or realization upon the Collateral to payment of the Obligations, in whole or in part and in such order as Foothill may elect, whether or not then due, and in the event that any Pledgor shall at any time have any right of contribution against any Borrower or any other right to receive a payment that is owed to such Pledgor by such Borrower or any other Obligor, such rights are hereby subordinated in right of payment to the indefeasible payment in full to Foothill of all obligations or indebtedness owing to Foothill under the Loan Agreement and all such amounts and any security and guarantees therefor are hereby assigned to Foothill as additional security for the Obligations. Each Pledgor shall remain liable to Foothill for the payment of any deficiency with interest at the highest rate provided for in the Loan Agreement and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses. Any surplus of such cash or cash proceeds held by Foothill and remaining after payment in full of all the Obligations shall be paid over to the appropriate Pledgor or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

     5.3 Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Foothill agrees not to exercise any rights or remedies with respect to the Accommodation Collateral until the date which is six (6) months after the date on which an Event of Default has occurred (provided that on such six (6) month date such Event of Default is continuing and has not otherwise been waived or cured to the satisfaction of Foothill).

SECTION 6. REGISTRATION RIGHTS AND OTHER SALE PROCEDURES

     6.1 If Foothill shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 5, each Pledgor agrees that, upon request of Foothill, such Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Foothill, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Foothill, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;


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          (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary Governmental Approvals for the sale of the Pledged Collateral, as requested by Foothill;

          (c) cause the issuers of the Pledged Collateral to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and applicable regulations thereunder; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

     6.2 Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Foothill by reason of the failure by such Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral (assuming it were sold pursuant to the request hereunder) on the date Foothill shall demand compliance with this Section.

     6.3 Notwithstanding the foregoing, each Pledgor recognizes that Foothill may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Foothill has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuers of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act. Each Pledgor further acknowledges that Foothill shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act, or under applicable state or provincial securities laws, even if the issuing corporation would agree to do so.

     6.4 If Foothill shall determine to exercise its right to sell all or any of the Pledged Collateral through a private sale, each Pledgor agrees that, upon request of Foothill, such Pledgor will, and shall cause the Issuer of its Pledged Shares to, at such Pledgor's and Issuer's own expense:

          (a) hire an investment banker, selected by Foothill in Foothill's sole discretion, and any other Persons as Foothill or such investment banker shall designate;

          (b) cooperate fully with Foothill and such investment banker to prepare all books, records, financial statements and all other documents and information as shall be required by Foothill and such investment banker (collectively, the "Due Diligence Materials");


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          (c) maintain the Due Diligence Materials at any reasonable location designated by Foothill and such investment banker for disclosure to third parties;

          (d) provide any prospective acquiror (and persons designated by such acquiror) with complete and unrestricted access to all Due Diligence Materials;

          (e) provide Foothill, such investment banker, any potential acquiror, and their respective designees with reasonable access to any of such Issuer's officers, directors, employees or other Persons associated with such Issuer in connection with any matters deemed relevant by Foothill, such investment banker, such potential acquiror or their respective designees; and

          (f) cooperate fully with all reasonable requests by Foothill and such investment banker to assist in Foothill's exercise of its right to sell the Pledged Shares.

Each Pledgor acknowledges and understands that any such lack of cooperation may affect Foothill's ability to obtain the best price for such Pledgor's Pledged Shares. Each Pledgor further acknowledges and understands that Foothill has no duty to obtain the best price for such Pledged Shares.

SECTION 7. WAIVERS AND CONSENTS

     7.1 Waiver of Notices. Each Pledgor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Pledged Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations or the Pledged Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any Pledgor which Foothill may elect to give shall entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstances.

     7.2 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Foothill, and as to amendments, as also signed by an authorized officer of each Pledgor. Foothill shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Foothill. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Foothill of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Foothill would otherwise have on any future occasion, whether similar in kind or otherwise.

     7.3 Waiver of Counterclaims. Each Pledgor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Pledged Collateral or any matter arising therefrom or relating hereto or thereto.

     7.4 Indemnification. Each Pledgor shall indemnify and hold Foothill, and its directors, Foothills, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Loan Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, each Pledgor shall pay the maximum portion which it is permitted to pay under applicable law to Foothill in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

SECTION 8. MISCELLANEOUS

     8.1 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Foothill at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, Attention: Business Finance Division Manager, and to each Pledgor at the address of Borrower set forth in the Loan Agreement, or to such other address as such party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     8.2 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     8.3 Successors. This Agreement, the other Loan Documents and any other document referred to herein or therein shall be binding upon each Pledgor and its successors and assigns and inure to the benefit of and be enforceable by Foothill and its successors and assigns, except that such Pledgor may not assign its rights under this Agreement, the other Loan Documents and any other document referred to herein or therein without the prior written consent of Foothill.

     8.4 Entire Agreement. This Agreement, the other Loan Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, each Pledgor has caused these presents to be duly executed as of the day and year first above written.

                                    BMC HOLDINGS, LLC

                                    By: Brill Media Company, LLC, its manager
                                    by: Brill Media Management, Inc. its manager


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    BRILL MEDIA COMPANY, LLC

                                    By: Brill Media Management, Inc. its manager


                                    By:
                                       -----------------------------------------
                                              a duly authorized officer


                                    BMC HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    BRILL MEDIA MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer

                           ACKNOWLEDGMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the General Security and Pledge Agreement dated as of October 25, 1999 (the "Agreement"), made by the "Pledgors" named therein for the benefit of Foothill Capital Corporation, as Foothill for lenders ("Foothill"). The undersigned agrees for the benefit of Foothill as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The terms of Sections 4, 5.2 and 6 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of the undersigned pursuant to Sections 4, 5.2 and 6 of the Agreement.

                                    BRILL RADIO, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    TRI-STATE BROADCASTING, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    BMC HOLDINGS, LLC

                                    By: Brill Media Company, LLC, its manager
                                    by: Brill Media Management, Inc. its manager


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    BMC HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                       [Consent Page to pledge Agreement]

                                    NORTHERN COLORADO HOLDINGS, LLC

                                    By: Northern Colorado Holdings Management,
                                        Inc., its manager


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NCR II, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NCH II, LLC

                                    By: NCR II, Inc., its manager
                                       ----------------------------------------


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NORTHERN COLORADO RADIO, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NORTHLAND HOLDINGS MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer

                       [Consent Page to pledge Agreement]

                                    NORTHLAND HOLDINGS, LLC

                                    By: Northland Holdings Management, Inc.,
                                        its manager
                                       ----------------------------------------


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NB II, Inc.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    UPPER MICHIGAN HOLDINGS MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    UPPER MICHIGAN HOLDINGS, LLC

                                    By: Upper Michigan Holdings Management,
                                        Inc., its manager
                                       ----------------------------------------


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    BRILL NEWSPAPERS, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                       [Consent Page to pledge Agreement]

                                    HURON HOLDINGS, LLC

                                    By: Huron Holdings Management, Inc.,
                                        its manager
                                       ----------------------------------------


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NMG HOLDINGS MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    NMG HOLDINGS, LLC


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    ST. JOHNS NEWSPAPERS, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                                    HURON HOLDINGS  MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                              a duly authorized officer


                       [Consent Page to pledge Agreement]

                                  SCHEDULE A-1

                          [Attach from Loan Agreement]

                                   SCHEDULE C

                              PLEDGED INDEBTEDNESS


                              [Borrower to provide]